American Beacon Large Cap Growth Fund

Supplement dated March 1, 2012
to the
Prospectus dated February 29, 2012

The Board of Trustees (the “Board”) of American Beacon Funds (the “Trust”) has approved a plan to liquidate and terminate the American Beacon Large Cap Growth Fund (the “Fund”), upon recommendation by American Beacon Advisors, Inc. (“Manager”), the manager to the Fund.  Due to the anticipated redemption of substantially all assets of the Fund, the Manager does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, effective immediately the Fund is closed to new shareholders, provided however, the Fund will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from existing shareholders.  Effective May 15, 2012, the Fund will stop accepting all purchases and exchanges into the Fund from existing shareholders.   On or about May 18, 2012 (the “Liquidation Date”), the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions are taxable events.  Once the distribution is complete, the Fund will terminate.

In preparation for the Fund’s closing and liquidation, the Fund will sell its holdings in securities and hold cash and futures contracts on broad market indexes (“index futures contracts”) in order to pay for Fund expenses and meet redemption requests.  In addition, the Fund intends to invest the additional investments from existing shareholders in index futures contracts.  This may result in a substantial portion of the Fund’s portfolio to be invested in futures contracts with significant exposure to the securities markets.  For more information about the Fund’s use of cash management investments and related risks please see “Additional Information About Investments – Cash Management Investments” in the Fund’s Prospectus.  As a result of the Fund’s preparation for closing and liquidation, the Fund will no longer be pursuing its investment objective.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another American Beacon Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.

In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain in advance of its regular distribution schedule.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1.

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